UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec.240.14a-12

Blade Air Mobility, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Your Vote Counts!  BLADE  BLADE AIR MOBILITY, INC.  2025 Annual Meeting  Vote by May 05, 2025  11:59 PM ET  BLADE AIR MOBILITY, INC.  31 HUDSON YARDS, 14TH FLOOR NEW YORK, NEW YORK 10001  You invested in BLADE AIR MOBILITY, INC. and it's time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 06, 2025.  Get informed before you vote  View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Smartphone users  Point your camera here and vote without entering a  number  I  Vote Virtually at the Meeting*  May 06, 2025  9:00 AM EDT  Virtually at:  www.virtualshareholdermeeting.com/BLDE2025  *Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Voting Items  Elect Class I Directors for terms expiring in 2028.  Nominees:  John Borthwick 02) Reginald Love  Board Recommends  03) Edward Philip  2. Ratify Appointment of Independent Registered Public Accounting Firm for 2025 (Deloitte & Touche LLP).  0For  3. Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation.  0Year  4. Advisory Vote on the Compensation of our Named Executive Officers.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  0For  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".